EXHIBIT 1. (10) Application for Policy
                                                                         1010-V


        First Ameritas Life Insurance Corp. of New York (First Ameritas)
            400 Rella Boulevard, Suite 304 / Suffern, NY 10901-4253

APPLICATION FOR
VARIABLE UNIVERSAL LIFE                       Please print clearly in black ink.

PRODUCT NAME:  ENCORE! II
--------------------------------------------------------------------------------
1. PROPOSED INSURED
Name________________________________________________
Sex ____   Date of Birth ___________________________
Birthplace__________________________________________
Former Name (if applicable)_________________________
Social Security Number______________________________
Address_____________________________________________
City/State/ZIP______________________________________
Occupation__________________________________________
Employer____________________________________________
Telephone - Home_________________________ Best Time To Call:____ A.M.  ____ P.M.
Telephone - Business_____________________ Best Time To Call:____ A.M. ____ P.M. E-mail Address:_____________________________________

2. OWNER Owner of the policy is to be (choose one): ___Proposed Insured __Other (please complete below)
Full Name_______________________________________________________
Date of Birth___________________   Trust Date___________________
Address_________________________________________________________
City/State/ZIP__________________________________________________
Relationship to Proposed Insured (or all Trustee's Names)__________________ Social Security#/TIN#_______________________________________

3. BENEFICIARY If left blank, the beneficiary will be the estate of the Owner. Unless otherwise indicated, multiple beneficiaries of the same class shall be paid equally to the survivor or survivors.

Primary_______________________ Relationship to Proposed Insured_________________
Contingent____________________ Relationship to Proposed Insured_________________


4. ENCORE! II
Amount of Insurance   $ _________________
Death Benefit Option (select one only)
____Option A (death benefit is the amount of insurance)
____Option B (death benefit is the amount of insurance plus the accumulation value)

OPTIONAL RIDERS:
____Accidental Death Benefit $ _________________
____Disability Benefit $ _________________  or  ____Waiver of Monthly Deduction
____Payor Disability $ __________________   or    ____Payor of Monthly Deduction
            (Applicant  under  age 37,  Proposed  Insured  up  through  age 14 -
             Complete L-5)
____Children's  Protection ($10,000 coverage per child) (Complete L-5)
____Guaranteed  Insurability $  _________________(only  if insured is under age 37)
____Covered Proposed Insured Rider
____Self Amount $ ____________
____Other Person (Complete L-6)

5. PREMIUM MODE    Please select one.
____Annual     ____Semi-Annual   ____Quarterly    ____Monthly Bank Withdrawal
(Complete Optional Program form)   ____Monthly Billing ____Non-Billing
____Invoice Billed ____Payroll Deduction (Additional form required)
____Single $___________________

6. PREMIUM AMOUNT
Planned Annual Premium $ __________________ Planned Modal Premium $ __________________ *Initial Premium (paid with application) $ __________________
(leave receipt with payor). *All premium checks must be made payable to First Ameritas. Do not make check payable to the agent or leave the payee blank.

7. INSURANCE INFORMATION                                       Proposed Insured
                                                                  ____None

List all life insurance existing on Proposed Insured. If None, check box.
Will the insurance now being applied for discontinue,  reduce, change or replace
any life insurance or annuity in this or any other company?  Yes____     No____
(Specify policy number(s) below)

NAME OF           COMPANY POLICY NUMBER AMOUNT YEAR         WILL THIS POLICY
PROPOSED INSURED                               ISSUED         BE REPLACED?
----------------- ------- ------------- ------ ------  ------------------------
                                                       ___Yes ___No __As a 1035?

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8. OTHER INFORMATION
With regard to the Proposed Insured: (If yes, please explain)   Proposed Insured

a. Has any company declined, postponed, modified, cancelled
   or refused to renew, reinstate or issue insurance?         ____Yes     ____No
b. Is any other life insurance application now pending
   or contemplated with any other company?                    ____Yes     ____No
c. Have you been convicted of a driving violation or
   had your license suspended or had a restriction
   placed on your license within the past 3 years?
  (If yes, provide:)   Driver's license number
   ____________________  State of Issue___________            ____Yes     ____No
d. Have you participated in any vehicle racing,
   parachuting, hang gliding, scuba diving, mountain
   climbing or rodeos within the past 2 years or
   is any such activity contemplated?                          ___Yes     ____No
e. Have you flown within the past 3 years as a pilot,
   student pilot, crew member, or had any flying duties,
   or is any such activity contemplated?                      ____Yes     ____No
f. Do you anticipate travel or residence in a foreign
   country in the near future? (If so, where and for how
   long?)                                                     ____Yes     ____No

Details of "yes" answers. Identify question number:
_______________________________________________________________________________
_______________________________________________________________________________


9. TOBACCO USE                                                  Proposed Insured
a. Have you smoked one or more cigarettes in
   the past twelve months?                                    ____Yes     ____No
b. Have you used any form of tobacco or nicotine
   substitute in the past twelve months?                      ____Yes     ____No
  (If yes, please indicate the type and frequency)

10. SPECIAL INSTRUCTIONS
_______________________________________________________________________________
_______________________________________________________________________________

11. ALLOCATION
Whole percentages only, must total 100%.
Funds listed by Advisor/Subadvisor.
*Service class 2

FIDELITY
______% Equity-Income*
______% Growth*
______% High Income*
______% Overseas*
______% Asset Manager*
______% Investment Grade Bond*
______% Asset Manager: Growth *
______% Contrafund*
CALVERT
Socially Responsible Funds
______% Balanced
______% Small Cap Growth
______% Mid Cap Growth
______% International Equity
Ameritas Portfolio (Subadvised)
______% Money Market
ALGER MANAGEMENT
Alger American Fund
______% Balanced
______% Leveraged AllCap
Ameritas Portfolio (Subadvised)
______% Growth
______% Income & Growth
______% Small Capitalization
______% MidCap Growth
MSDW INVESTMENT MANAGEMENT
______% Emerging Markets Equity
______% Global Equity
______% International Magnum
______% U.S. Real Estate
MFS Co.
MFS Trust
______% Utilities
______% Global Governments
______% New Discovery
Ameritas Portfolio (Subadvised)
______% Emerging Growth
______% Research
______% Growth With Income
STATE STREET
Ameritas Portfolio (Subadvised)
______%  Index 500
FIRST AMERITAS
______% Fixed Account
     100 % TOTAL

12. DOLLAR COST AVERAGING
Transfers totalling less than
$250 are not permitted.
Note: If this option is chosen, there must be sufficient allocation to the Money Market in the Allocation Section. This option will stay in effect until the fund is depleted or until I cancel this option in writing. Whole percentages only, must total 100%.
*Service class 2 Funds listed by Advisor/Subadvisor.

If you elect Dollor Cost Averaging and Portfolio, Dollar Cost Averaging will be performed prior to Portfolio Balancing. Transfer$____________per month from the ___Money Market or from the ___First Ameritas Fixed Account (36 months Minimum).


FIDELITY
______% Equity-Income*
______% Growth*
______% High Income*
______% Overseas*
______% Asset Manager*
______% Investment Grade Bond*
______% Asset Manager: Growth *
______% Contrafund*
CALVERT
Socially Responsible Funds
______% Balanced
______% Small Cap Growth
______% Mid Cap Growth
______% International Equity
Ameritas Portfolio (Subadvised)
______% Money Market
ALGER MANAGEMENT
Alger American Fund
______%  Balanced
______%  Leveraged  AllCap  Ameritas  Portfolio  (Subadvised)
______%  Growth
______%  Income & Growth
______%  Small  Capitalization
______%  MidCap Growth
MSDW INVESTMENT MANAGEMENT
______% Emerging Markets Equity
______% Global Equity
______% International Magnum
______% U.S. Real Estate MFS Co.
MFS Trust
______% Utilities
______% Global Governments
______% New Discovery
Ameritas Portfolio (Subadvised)
______% Emerging Growth
______% Research
______% Growth With Income
STATE STREET
Ameritas Portfolio (Subadvised)
______%  Index 500
FIRST AMERITAS
______% Fixed Account
     100 % TOTAL

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13. PORTFOLIO BALANCING
Please rebalance the values in my subaccounts to result in a portfolio allocation of:
 ____Check  here  to  change  current  and  future  allocations.
Rebalancing should occur every:
 ____3 months, ____6 months or ____1 year (check one), beginning on (date) _________ , or after issue date.
Whole  percentages  only,  must total  100%.
*Service  class 2
Funds  listed by Advisor/Subadvisor.

If you elect Dollor Cost Averaging and Portfolio, Dollar Cost Averaging will be performed prior to Portfolio Balancing. Transfer$____________per month from the ___Money Market or from the ___First Ameritas Fixed Account (36 months Minimum).

FIDELITY
______% Equity-Income*
______% Growth*
______% High Income*
______% Overseas*
______% Asset Manager*
______% Investment Grade Bond*
______% Asset Manager: Growth *
______% Contrafund*
CALVERT
Socially Responsible Funds
______% Balanced
______% Small Cap Growth
______% Mid Cap Growth
______% International Equity
Ameritas Portfolio (Subadvised)
______% Money Market
ALGER MANAGEMENT
Alger American Fund
______% Balanced
______% Leveraged AllCap
Ameritas Portfolio  (Subadvised)
______% Growth
______% Income & Growth
______% Small  Capitalization
______% MidCap Growth
MSDW INVESTMENT  MANAGEMENT
______% Emerging  Markets  Equity
______% Global Equity
______% International  Magnum
______% U.S. Real Estate MFS Co.
MFS Trust
______% Utilities
______% Global Governments
______% New Discovery
Ameritas Portfolio (Subadvised)
______% Emerging Growth
______% Research
______% Growth With Income
STATE STREET
Ameritas Portfolio (Subadvised)
______%  Index 500
FIRST AMERITAS
______% Fixed Account
     100 % TOTAL

14.  EARNINGS SWEEP
Please calculate the gain on all subaccounts and deposit those gains in the subaccounts listed: Earnings sweep should occur every:
Rebalancing should occur every:
____3 months, ____6 months or ____1 year (check one), beginning on (date) _________ , or after issue date.
Whole  percentages  only,  must total  100%.
*Service  class 2
Funds  listed by Advisor/Subadvisor.

FIDELITY
______% Equity-Income*
______% Growth*
______% High Income*
______% Overseas*
______% Asset Manager*
______% Investment Grade Bond*
______% Asset Manager: Growth *
______% Contrafund*
CALVERT
Socially Responsible Funds
______% Balanced
______% Small Cap Growth
______% Mid Cap Growth
______% International Equity
Ameritas Portfolio (Subadvised)
______% Money Market
ALGER MANAGEMENT
Alger American Fund
______% Balanced
______% Leveraged AllCap
Ameritas Portfolio  (Subadvised)
______% Growth
______% Income & Growth
______% Small  Capitalization
______% MidCap Growth
MSDW INVESTMENT  MANAGEMENT
______%
Emerging  Markets  Equity
______%  Global Equity
______%  International  Magnum
______% U.S. Real Estate MFS Co.
MFS Trust
______% Utilities
______% Global Governments
______% New Discovery
Ameritas Portfolio (Subadvised)
______% Emerging Growth
______% Research
______% Growth With Income
STATE STREET
Ameritas Portfolio (Subadvised)
______%  Index 500
FIRST AMERITAS
______% Fixed Account
     100 % TOTAL

15. HEALTH HISTORY

(Answer the following  questions  regarding  Proposed  Insured)
Name of personal physician
Address ____________________________
Phone  ____________________________
Reason last  consulted  ____________________________
Date ____________________________
What treatment was given or medication prescribed? ____________________________

For following questions "HIV" means Human Immunodeficiency Virus, "AIDS" means Acquired Immune Deficiency Syndrome and "ARC" means AIDS Related Complex.

                                                               Proposed  Insured

a. Has the Proposed Insured within the past 10 years ever been treated or had any:
  (1) Disorder of eyes,  ears, nose or throat?                    ____Yes ____No
  (2) Dizziness,  fainting,  convulsions,   epilepsy,
      headache,  speech  defect, paralysis  or stroke,
      mental,  brain or nervous  disorder?                        ____Yes ____No
  (3) Asthma, emphysema,  pleurisy, allergies,  shortness
      of breath or any disorder of the lungs or respiratory
      system?                                                     ____Yes ____No
  (4) Chest pain,  irregular or rapid pulse, high blood pressure, rheumatic fever, heart murmur,  heart attack,
      anemia or other  disorder of the heart,  blood or
      circulatory  system?                                        ____Yes ____No
  (5) Intestinal  bleeding,  ulcer,  ulcerative colitis,
      spastic  colitis, diverticulitis, jaundice or any
      disorder of the liver, gallbladder, or digestive system?    ____Yes ____No
  (6) Sugar, albumin or blood in urine, nephritis, stone or
      other disorder of the kidneys, bladder, prostate,
      reproductive organs or breasts?                             ____Yes ____No
  (7) Diabetes or disorder  of the  thyroid or other
      endocrine  glands?                                          ____Yes ____No
  (8) Rheumatism,  arthritis, gout, deformity or amputation
      or disorder of the muscles or bones?                        ____Yes ____No
  (9) Cancer, tumor or cyst or any disorder of the skin
      or lymph glands?                                            ____Yes ____No
b. During the past 10 years has the Proposed Insured:
  (1) Been diagnosed with or treated for AIDS or ARC
      caused by an HIV infection?                                 ____Yes ____No
c. Except as stated in answer to previous questions, has the
   Proposed Insured within the past 5 years:
  (1) Had any mental or physical disorder not previously listed?  ____Yes ____No
  (2) Been seen by a physician for a checkup, illness,
      injury or surgery?                                          ____Yes ____No
  (3) Been a patient in a hospital, clinic or other
      medical facility?                                           ____Yes ____No
  (4) Had an ECG, X-ray, CAT scan or other diagnostic
      test (other than HIV tests)?                                ____Yes ____No
  (5) Been advised to have any diagnostic test, hospitalization
      or surgery which was not completed?                         ____Yes ____No

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d. Is Proposed Insured now taking any medication or treatment?    ____Yes ____No
e. Has Proposed Insured ever used narcotics, barbiturates,
   amphetamines, cocaine, LSD, marijuana, or hallucinogenic drugs?____Yes ____No
f. Has Proposed Insured ever received counseling or treatment
   for the use of alcohol or drugs?                               ____Yes ____No
g. Has Proposed Insured ever been a member of a support group
   for the use of alcohol or drugs?                               ____Yes ____No
h. Does the Proposed Insured have any family history of
   diabetes, cancer, heart or kidney disease?                     ____Yes ____No
i. Tobacco Use
(1) Has the Proposed Insured smoked one or more cigarettes
    in the past twelve months?                                    ____Yes ____No
(2) Has the Proposed Insured used any form of tobacco or
    nicotine in the past twelve months?                           ____Yes ____No
(If yes, please provide date of last use) ____________________
(3) Has the Proposed Insured used any form of tobacco or nicotine
    in the past thirty-six months?                                ____Yes ____No
       (If yes, please provide date of last use)  _____________________
j. Family History Living
Age:  Father____     Mother____     Brothers____     Sisters ____
Present Health:  Father____________________     Mother____________________
Brothers____________________     Sisters ____________________
Deceased
Age:  Father____     Mother____     Brothers____     Sisters ____
Cause of Death:  Father____________________     Mother____________________
Brothers____________________     Sisters ____________________

k. Exact height ______ ft. _______ in. Exact Weight ____ lbs.___Gained ___Lost ____________________ pounds within past year.
Reason__________________________________________________________________________

DETAILS of "Yes" answers. Identify question number. Circle applicable items. Include nature of ailment (and pathological diagnosis, if applicable), dates, duration and names and addresses of all attending physicians and medical facilities. Attach an additional sheet of paper, if needed.
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

16. DISCLOSURES
I hereby acknowledge receipt of the current prospectus, and any supplements, for this policy including any required disclosure if the policy applied for will be in a qualified plan.

____I agree to receive future prospectuses and reports electronically, if available, by delivery to my eMail address until such time as I give notice that I wish to receive these documents in paper form by U.S. Mail.

17. AGREEMENTS
I agree as follows:

a. Any policy including any endorsements issued as a result of this application will, with this application and any supplemental applications, be the entire insurance contract.
b. No agent, broker or medical examiner can: 1) waive the answers to any questions in this application; 2) make or change any insurance contract; or
     3) waive any rights or rules of First Ameritas.
c. Except as specified otherwise in a receipt provided upon a payment of premium at the time of application, insurance will not be effective until ALL of the following are met: a) the policy issued by First Ameritas is delivered to and accepted by the applicant; and b) the first full premium is paid.
d. First Ameritas may change this application by an appropriate notation in the space marked "Endorsements/Corrections": 1) to correct apparent errors or omissions; and 2) to conform it with any policy rider that may be issued. No change will be made in the following without the applicant's written consent: 1) amount of insurance; 2) plan of insurance; 3) classification of risks; or 4) benefits. Acceptance of any policy issued under this application ratifies any amendments.
e. I understand that: 1) the amount and duration of the death benefit may vary with investment experience, loans and other specified conditions; 2) policy values not in the Fixed Account will increase or decrease in accordance with the experience of the selected investment options of the Separate Account; 3) the amount of the benefit payable on surrender is not guaranteed, but is dependent on the then surrender value; 4) illustrations of benefits, including the death benefit, are available upon request; and
     5) this policy meets my investment objectives and anticipated financial needs.

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18.  AUTHORIZATION

This authorization or a photocopy of it, shall remain valid for use by First Ameritas for two (2) years from the date below. I authorize any licensed physician, medical practitioner, hospital, clinic or other medically related facility, insurance company, agency conducting Investigative Consumer Reports or any information service or financial institution, family member, or associate to release to First Ameritas or any person or entity acting on its behalf, any personal information which is on file and relates to my health or mental condition, general character, driving records, use of alcohol and drugs, and hobbies of a hazardous nature. I understand that any information obtained will be used to determine my eligibility for insurance.

In addition, I authorize the Medical Information Bureau (MIB) to release to First Ameritas or its reinsurers, any personal information which is on file and relates to me.

I also agree that I have received and read the Notice of First Ameritas' Insurance Information Practices, MIB and Investigative Consumer Reports. I also understand that my authorized representative and I can receive a copy of this authorization if we so desire.

19. SUBSTITUTE W-9 CERTIFICATION
I certify under penalty of perjury that: 1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2) I am not subject to backup withholding because: a) I am exempt from backup withholding; or b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends; or c) the IRS has notified me that I am no longer subject to backup withholding.

You must cross out item 2 if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

THE INTERNAL  REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS  DOCUMENT   OTHER  THAN  THE   CERTIFICATIONS   REQUIRED  TO  AVOID  BACKUP
WITHHOLDING.

20. SIGNATURES
I represent to the best of my knowledge and belief that all statements and answers to this application are complete and true.

Dated  at:     (City)___________________________________________________________
(State)_____________  On  this  Date____________________________________________

Signature  of Proposed Insured  ________________________________________________
Signature of Other Proposed Insured   __________________________________________
Signature of Child (Age 18 or older), if applicable ________________________ Signature of Owner if not a Proposed Insured (if a corporation or Trust,
 show full  name)    ________________________________  _________________________
Signature(s)  and Title of  Officer or Trustee(s)  ____________________________

21. AGENT'S/REGISTERED REPRESENTATIVE'S STATEMENT
Do you have any knowledge or reason to believe that replacement of existing life insurance or annuity coverage may be involved? ____Yes ____No I certify that: 1) the information provided by the Owner has been accurately recorded; 2) a current prospectus and all supplements were delivered; and 3) I have reasonable grounds to recommend the purchase of the policy as suitable for the Owner.

Signature of Agent/Registered Representative __________________________________ Print Name Here _______________________________________________________________
First Ameritas Agent Code  _____________________________________________________
Agency or Broker/Dealer  _______________________________________________________


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22. ENDORSEMENTS/CORRECTIONS HOME OFFICE USE ONLY.
No change in the amount, age at issue, classification, plan of insurance or benefits shall be effective unless agreed to in writing by me.

23. SUITABILITY INFORMATION
a. Financial Information         Proposed Insured  Owner (if other than Proposed
                                                          Insured or Trust)
i. Annual income from occupation           $              $
ii. Annual income from other sources       $              $
iii. Projected income for next 12 months   $              $
iv. Estimated Net Worth                    $              $
v. Tax Bracket                                   %              %

B. INVESTMENT OBJECTIVES & RISK TOLERANCE
This section applies to the Owner. In order to determine if this policy meets your investment objectives and continuing financial needs, please complete the following:
Investment Objectives: Please check at least one. Multiple objectives can be selected. However, if more than one please rank based on importance to you. Primary = 1, Secondary = 2, etc.
_____ Long Term Gain   _____ Short Term Gain   _____ Income _____ Tax Advantaged
_____ Safety of Principal
Risk Tolerance: Rank based on the level of risk. Tolerable = 1,
Least Tolerable = 4.
_____ Low Risk   _____ Moderate Risk   _____ Speculative Risk    _____ High Risk

C. CITIZENSHIP INFORMATION
Is the Proposed Insured a citizen of the United States?    ____Yes     ____No
If not, permanent resident?                                ____Yes     ____No
How long in the United States? _____________________________
If you do NOT answer all of question 23.a., you must sign here.
The SEC/NASD and state rules require that we have reasonable grounds to believe that the policy is suitable for you. Such a decision is based on facts, if any, disclosed by you. You have chosen not to disclose your financial information to us. Without this information, we are unable to make this determination. If you have NOT answered all of question 23.a. above, you are required to sign the following statement. I (we) have chosen not to disclose this information. I (we) understand the policy benefits and risks and believe that they are consistent with our needs and objectives.

HOME OFFICE USE ONLY For AIC Registered Representatives Only Signature of Owners Signature of Joint Owners (if applicable) _____________________________
Signature  of Joint  Owners  (if applicable)    _____________________________
NOTICE
All Registered Representatives must provide their Broker Dealer with client information applicable to suitability. (See your Broker Dealer for details.)

24. MEDICALS
Should be arranged by Agent/Registered Representative.
Indicate requirements being arranged per First Ameritas published rules:
 Proposed Insured: ____Examination  ____Urine  ____Blood  ____Resting EKG
  ____Stress EKG
Give name of examiner_____________________________________
Did you see Proposed Insured on the application date?    ____Yes     ____No

25. QUALIFIED PLAN
Additional forms are required, contact First Ameritas for details.
Is this application part of a Qualified Retirement Plan? (Defined Benefit, Money Purchase, Profit Sharing,
401K)    ____Yes     ____No   (If "Yes", explain)
_______________________________________________________________________________
_______________________________________________________________________________

26. Policy Delivery  Send to:  ____Owner     ____Agent/Registered Representative
Agent/Registered Representative remarks and special instructions:
_______________________________________________________________________________
_______________________________________________________________________________

27. PROVISION SM  Data:     Please provide the following information.
Indicate if this was a PROVISION sale by marking the box for the module/concept used.
____Asset Conservation (PROAC)   ____Charitable Gifting (PROCG)
____Estate Planning (PROEP)  ____Business Continuation (PROBC)

28. QUESTIONS? If First Ameritas has questions concerning this application, whom should we call at your office?
Name (Please Print)
Representative's Phone______________________________
Fax #______________________________
If you have questions completing this application or any other supporting documentation, please call: 1-800-215-1096.

29. MAIL APPLICATION TO:
First Ameritas Life Insurance Corp. of New York
400 Rella Boulevard, Suite 304
Suffern, NY 10901-4253 FAX#: 914-357-3612

OVERNIGHT DELIVERIES:
First Ameritas Life Insurance Corp. of New York
400 Rella Boulevard, Suite 304
Suffern, NY 10901-4253

                           * * * * IMPORTANT * * * *

Please detach top portion and leave with client if money accompanies the application. Detach bottom portion and leave with client in ALL cases.
--------------------------------------------------------------------------------
The following information should be reviewed in conjunction with completion of a First Ameritas Life Insurance Corp. of New York (First Ameritas) application for insurance.
                              CONDITIONAL RECEIPT

NO AGENT OR ANY OTHER PERSONS IS AUTHORIZED BY THE COMPANY TO WAIVE OR MODIFY ANY OF THE PROVISIONS OF THIS CONDITIONAL RECEIPT. ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE INSURANCE COMPANY. DO NOT MAKE CHECKS PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.

1. NO COVERAGE WILL BECOME EFFECTIVE PURSUANT TO THIS CONDITIONAL RECEIPT UNLESS AND UNTIL ALL OF THE FOLLOWING CONDITIONS HAVE BEEN SATISFIED COMPLETELY AND
EXACTLY:
(a) The amount of payment received with this application must be equal to the full initial modal premium for the amount and plan of life insurance applied for and effective at the time of delivery of the policy.
(b) All medical examinations, tests and related data required by the Company must be completed and received at its Service Center in Lincoln, Nebraska within sixty (60) days from the completion of this application.
(c) As of the effective date below, each person proposed for insurance in this application must be insurable in accordance with Company rules, limits, and standards for the plan and the amount applied for without any modifications either as to plan, amount, riders and/or the rate of premium paid.
(d) As of the effective date, the state of health and all factors affecting the insurability of each person proposed for insurance must be stated in this application.
2. If the conditions of paragraph 1 are satisfied on the effective date, insurance coverage will be provided pursuant to this Conditional Receipt on the same terms and conditions as the policy applied for and in use on the effective date. However, the amount of such insurance will be in an amount not to exceed that specified in paragraph 3. "Effective date" as used herein, is the latest of: (a) The date of the application, Part 1; or (b) The date of the completion by Insureds of all medical examinations or tests required by the Company; or (c) The date, if any, specifically requested in the application.
3. The maximum total amount of insurance which will be payable pursuant to any Conditional Receipt received by the Applicant as a result of pending applications with the Company and affiliated companies is limited to the smaller of:
(a) The total amount of insurance applied for with the Company and affiliated Companies; or
(b) $100,000 minus the total amount of insurance inforce with the Company and affiliated Companies, but not less than zero.
(c) As used above, total amount of insurance includes any amounts payable under any Accidental Death Benefit provision.
4. If one or more of the conditions in paragraph 1 on any insured have not been satisfied completely and exactly, there shall be no liability on the part of the Company pursuant to this Conditional Receipt except to return the applicable premium paid for coverage on that insured.
5. Any insurance in effect pursuant to this Conditional Receipt will end at the earliest of:
(a)  The date notice is mailed that the application is not accepted; or
(b)  At the end of sixty (60) days from the date of this Conditional Receipt;
 or
(c)  The date on which coverage under the policy applied for becomes effective.
NOTE: Condition 5(b) does not apply to Connecticut residents.

Received the sum of  $________________________ from
_________________________________________ in connection with the application for life insurance bearing the same date as this Conditional Receipt. Dated at____________________________________ this__________________ date of_______________________________ , 20_________.

____________________________________________________________________
Signature of Agent/Registered Representative

I acknowledge possession of this receipt. I certify that I have read it and the terms in the Application. I also certify that the Agent/Registered Representative has explained the provisions in paragraph No. 3, other terms of this Conditional Receipt and the terms in the Application to me and that I understand and accept them.

Signature of Applicant_____________________________________________



--------------------------------------------------------------------------------

          NOTICE OF FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK'S
                (First Ameritas) INSURANCE INFORMATION PRACTICES

     To issue an insurance policy, we need to obtain information about you and any other persons proposed for insurance. Some of that information will come from you and some will come from other sources. That information and any subsequent information collected by us may in certain circumstances be disclosed to third parties without your specific authorization.
     All insured persons have a right of access and correction with respect to the information collected about himself or herself except information which relates to a claim, or civil or criminal proceeding.
     If you wish to have a more detailed explanation of our information practices, please contact: First Ameritas Life Insurance Corp. of New York, Underwriting Department, 400 Rella Boulevard, Suite 304, Suffern, NY 10901-4253.
     In an effort to provide better service and products to you, First Ameritas may use information given by you to develop marketing data. Your name will not be associated with this data in any way. If you do not want us to use information obtained from you for these purposes, please contact us within ten
(10) days. We need to know within 10 days because once the information is separated from your application, we will be unable to personally identify the information with you or your application. The address at which to contact us is:
First Ameritas Life Insurance Corp. of New York, 400 Rella Boulevard, Suite 304, Suffern, NY 10901-4253.
     Two of our sources of information about you are MIB, Inc. (Medical Information Bureau) and Investigative Consumer Reports. The following paragraphs describe these sources.


                     MIB, INC. (MEDICAL INFORMATION BUREAU)

     Information regarding the Proposed Insured's insurability will be treated as confidential. We or our reinsurers may, however, make a brief report thereon to MIB, Inc., a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. If any of the Proposed Insured(s) apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information it may have in its file.
     Upon receipt of a request from any Proposed Insured (or the Parent or Guardian, if juvenile), the Bureau will arrange disclosure of any information it may have in the Proposed Insured's file. If there is a question as to the accuracy of information in the Bureau's file, the Bureau may be contacted to seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is P.O. Box 105, Essex Station, Boston, MA 02112, telephone number (617) 426-3660.
     We or our reinsurers may also release information in our file to other life insurance companies to whom the Proposed Insured may apply for life or health insurance or to whom a claim for benefits may be submitted.

                             MEDICAL AUTHORIZATION

     The medical authorization on the application, or a photocopy of it, shall remain valid for use by First Ameritas for the duration of any claim for benefits.

                           * * * * IMPORTANT * * * *

             If money accompanies this application, please complete
                 the receipt portion on the top of this notice.







                            * * * * IMPORTANT * * * *
      This notice must be detached and left with your client in ALL cases.



                         INVESTIGATIVE CONSUMER REPORTS

Depending  on  the  size  of  policy   applied  for,  we  may  request  that  an
investigative consumer reports about the Proposed Insured be given to us. It will be conducted by a national organization skilled in obtaining information about people.

The kind of information we may be seeking includes such facts as residence verification, marital status, occupation, general reputation, personal characteristics and mode of living. It will be obtained through personal interviews with the Proposed Insured's friends, neighbors, associates and other acquaintances. Inquiries will not be directed toward determining the Proposed Insured's sexual orientation. Also, no adverse underwriting decision will be made because a report shows that an Proposed Insured has demonstrated AIDS-related concerns or has sought AIDS-related counseling. AIDS test results received at anonymous counseling and testing sites are confidential and need not be disclosed. Any AIDS testing is limited to FDA licensed blood tests and the diagnosis of AIDS must be made by a member of the medical profession.

An Proposed Insured may ask to be interviewed in connection with the preparation of the report by contacting us within 5 working days of applying for the insurance requested. He or she may call us collect at the following number and ask for the Underwriting Department: 800-745-6665.


                         ADVERSE UNDERWRITING DECISION

After review of the application submitted on the Proposed Insureds, if the policy cannot be issued as applied for, we will provide the specific reasons for this decision upon written request from the applicant. Send your written request to the Underwriting Department at the address above.